UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 29, 2004
                                                    ----------------------------

                            A-FEM MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)

              Nevada                   O-17119                33-0202574
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   (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)

     P.O. Box 2900, Wilsonville, Oregon                          97070
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code         (503) 740-4465
                                                      --------------------------


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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 29, 2004, the registrant entered into a Stock and Warrant Purchase Agreement (the "Agreement") with Goldman, Sachs & Co. and the buyers described below (the "Buyers"). The registrant has no material relationship with any of such parties, other than in respect of the Agreement and as referenced below. Under the Agreement, Goldman, Sachs & Co. sold 7,492,135 shares of the Series A convertible preferred stock of the registrant to the Buyers. Such shares of the registrant's Series A convertible preferred stock, $0.01 par value, represent all issued and outstanding shares of the registrant's Series A convertible preferred stock.


     The Buyers of the Series A convertible preferred stock of the registrant from Goldman, Sachs & Co. were:

Buyer Name                               Shares of Series A Conv. Pref. Stock
----------                               ------------------------------------

Mark Capital, LLC                        1,750,000
Sherbrooke Partners, LLC                 1,750,000
CGA Resources, LLC                         700,000
Richard Melnick                            375,000


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Matthew Balk cust. for Daniel Balk         300,000
Matthew Balk cust. for David Balk          300,000
David and Marilyn Balk JTWROS              275,000
Jonathan Balk                              250,000
Evan Levine cust. for Nathaniel Levine     250,000
Evan Levine cust. for Alexander Levine     250,000
Michael Lowe                               200,000
Robert J. and Sandra S. Neborsky JTWROS    200,000
Brian Corday                               200,000
Craig Pierson                              200,000
Eric Singer                                192,135
Joan Robbins                               100,000
Ethan Balk                                 100,000
Evan Levine FBO Julia Selenko               25,000
Evan Levine FBO Max Selenko                 25,000
Evan Levine FBO Keira Mezei                 25,000
Evan Levine FBO Reece Mezei                 25,000

Total:                                   7,492,135
                                         =========

     Three of the Buyers (Mark Capital, LLC, Sherbrooke Partners, LLC and CGA Resources, LLC) also purchased from Goldman, Sachs & Co. warrants to purchase an aggregate 1,204,012 shares of Series A convertible preferred stock of the registrant, at exercise prices ranging from $0.01 to $4.25 per share.

     Each described share of Series A convertible preferred stock is immediately convertible into one share of the registrant's common stock, $0.01 par value. Each described warrant is immediately exercisable for one share of the registrant's Series A convertible preferred stock (which is, in turn, convertible into one share of the registrant's common stock).

     Goldman Sachs & Co. had previously acquired the described shares and warrants through a series of transfers from the receiver of Capital Consultants, LLC, formerly known as Capital Consultants, Inc.

     The consideration paid by the Buyers to Goldman, Sachs & Co. was $200,000.00 cash or equivalent. The source of such consideration is not known to the registrant. The registrant is not affiliated with the Buyers (the persons within whose knowledge the information rests), and no response was received to a request for such information from the Buyers.

     The percentage of voting securities of the registrant now beneficially owned, directly or indirectly, by the Buyers is 41.1%, counting all issued and outstanding shares (common stock and Series A convertible preferred stock) of the registrant and all warrants and options exercisable for shares of common stock or Series A convertible preferred stock. The percentage of Series A convertible preferred stock only (including shares of Series A convertible preferred stock exercisable under warrants) of the registrant now beneficially owned, directly or indirectly, by the described Buyers is 100.0%.

     The Agreement among Goldman, Sachs & Co., the Buyers, and the registrant also provides for:

     - Issuance by the registrant of a warrant to Goldman, Sachs & Co. to purchase up to 956,873 shares of common stock of the registrant at an exercise price of $0.50 per share, and expiring not later than July 31, 2011.

     - Entitlement of Goldman, Sachs & Co. to receive from the registrant 20% of the net recovery obtained by the registrant in any settlements or judgments of patent infringement claims by the registrant, expiring October 29, 2011 (there are no pending proceedings or actions by the registrant in this regard, and the registrant has no obligation to pursue any future infringement claims for the benefit of Goldman, Sachs & Co.).

     - Entitlement of Goldman, Sachs & Co. to participate in certain sales by the Buyers of common stock into which shares of the Series A convertible preferred stock have been converted.

     - A right of first offer in favor of the Buyers as to future sales by the registrant of its securities.

     - Assignment to the Buyers of the same registration rights possessed by the prior owner of the Series A convertible preferred stock sold by Goldman, Sachs & Co.


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     -    So long as the Buyers collectively hold at least 4,000,000 shares of the registrant's common stock (assuming conversion to common stock of convertible securities held by them), the holders of a majority of such shares will be entitled to designate two members for election to the Board of Directors of the registrant; and so long as the Buyers collectively hold at least 2,000,000 of such shares, the holders of a majority of such shares will be entitled to designate one member for election to the Board of Directors of the registrant.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     The Agreement described under Item 1.01 of this Form 8-K included an agreement by the registrant to issue to Goldman, Sachs & Co. a warrant to purchase up to 956,873 shares of the registrant's common stock, $0.01 par value, at an exercise price of $0.50 per share, and expiring not later than July 31, 2011. The registrant received no cash or other consideration for such warrant other than the Agreement itself. The registrant is relying on Section 4(2) of the Securities Act of 1933 (transactions by an issuer not involving any public offering) for exemption from registration of such securities. There is only one acquirer of the warrant and the underlying common stock, and no general solicitation or general advertising by the registrant or others with respect to such securities has occurred. The warrant holder has given investment representations, the Agreement included non-registration disclosure, and both the warrant and any common stock issued pursuant to its exercise will bear restrictive legends.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     The Agreement described under Item 1.01 of this Form 8-K contains certain modifications to the rights of Goldman, Sachs & Co. and to Buyers as holders of the registrant's securities. Those modifications are described in Item 1.01 above.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

     Because owners of the Series A convertible preferred stock have the separate right, as a voting group, to approve or disapprove various actions pursuant to the Amended and Restated Articles of Incorporation of the registrant (including issuance of any shares of stock with rights superior to those of the common stock of the registrant, transfers of all or substantially all assets of the registrant, transfers or licenses of intellectual property outside of the ordinary course of business, consolidations or mergers, dissolution, recapitalization or reorganization, redemption of equity securities, payment of dividends, changes in business, issuance of warrants or options, issuance of equities securities to employees, consultants or directors, amendment of the articles of incorporation or bylaws, acquisition of other businesses in excess of $100,000, and incurrence of indebtedness in excess of $25,000), the sale by Goldman, Sachs & Co. to the Buyers pursuant to the Agreement described in Item
1.01 of this Form 8-K may be viewed as a change in control of the registrant. Information on such event is set forth in Item 1.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 27, 2004, Steven T. Frankel resigned as President and Chief Executive Officer of the registrant. Mr. Frankel concurrently resigned as a member of the Board of Directors of the registrant, but without disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Mr. Frankel's replacement as an officer and as a member of the Board of Directors of the registrant has not been appointed or elected. In addition, Carol A. Scott resigned as a member of the Board of Directors of the registrant on February 13, 2003, but without disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Her replacement has also not been appointed or elected.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        A-FEM MEDICAL CORPORATION
                                        ----------------------------------------
                                                      (Registrant)

Date   November 2, 2004                           /s/ William H. Fleming
    --------------------------------    ----------------------------------------
                                        William H. Fleming, Secretary
                                                 (Signature)


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